EXHIBIT  32.3


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of New York Health Care, Inc. (the "Company") on Form 10-K/A for the period ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Dennis O'Donnell, Chief Executive Officer and Chief Financial Officer of the Company effective February 24, 2005, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.


Dated:  April 26, 2005            By:  /s/  Dennis  O'Donnell
                                       ---------------------------
                                       Dennis  O'Donnell
                                       Chief Executive Officer
                                       (Principal Executive, Financial and
                                       Accounting Officer)
                                       as of February 24, 2005.


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